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                                                                   EXHIBIT 10.25

                           ADVISORY SERVICES AGREEMENT

         THIS ADVISORY SERVICES AGREEMENT (the "Agreement") is made and entered into as of the 29th day of July 1997, by and between @Entertainment, Inc., a Delaware corporation (the "Company"), and Handlowy Investments S.ar.l., a Luxembourg corporation (the "Advisor").

                              W I T N E S S E T H:

         WHEREAS, the Company is in the process of accessing the international capital markets;

         WHEREAS, the Company is seeking to rationalise the banking services provided to it in Poland;

         WHEREAS, the Company has engaged and continues to be engaged in seeking acquisitions in the cable television and related markets in Poland;

         WHEREAS, the Company desires to retain the Advisor to act as a financial and banking advisor to the Company; and

         WHEREAS, the Advisor is ready and willing to act as a financial and banking advisor to the Company in accordance with the provisions set out below.

         NOW THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.       Appointment

         The Company hereby appoints the Advisor to act as a financial and banking advisor to the Company pursuant to the terms and conditions of this Agreement. The Advisor
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         accepts such appointment and agrees to render the services set forth as herein provided and as further or more specifically agreed between the Company and the Advisor.

2.       Duties of Advisor

         The Advisor shall act as a financial and banking advisor to the Company and shall provide a broad range of financing, banking and strategic advice to the Company with respect to the Company's Polish operations. The areas in which the Advisor shall provide advice include: (i) obtaining a listing of the Company's shares of common stock on the Warsaw Stock Exchange; (ii) obtaining bank financing; (iii) acquisition strategies and deal structures in general and with regard to particular acquisitions and other transactions, and (iv) consolidating the Company's various administrative banking relationships in Poland. In addition, the Advisor will provide the Company with corporate banking services in Poland.

3.       Remuneration

         For the services provided to the date of this Agreement and for the services to be provided pursuant to this Agreement, the Company shall pay the Advisor an advisory fee of Seven Hundred and Fifty Thousand United States Dollars (US$750,000) on the same day that the Company receives the funds from its initial public offering of shares of common stock.

4.       Governing Law

         This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to principles of conflicts of interest.

5.       Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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6.       Assignment

         This Agreement shall not be assignable by either party to an unrelated third party, without the prior written consent of the other party hereto. Notwithstanding the foregoing, either party may assign any or all of its obligations hereunder, without the consent of the other party hereto, to any business entity that controls, is controlled by or is under common control with such assigning party; provided, however, that the assigning party shall remain responsible for the fulfilment of all of its obligations hereunder.

           IN WITNESS WHEREOF, the parties hereto have executed this Advisory Services Agreement on the date first above written.

                                        @ENTERTAINMENT, INC.

                                        By: /s/ Robert E. Fowler, III
                                           -----------------------------------
                                        Name:      Robert E. Fowler, III
                                        Title:     Chief Executive Officer


                                        HANDLOWY INVESTMENTS S.AR.L.


                                        By: /s/ Przemyslaw Krych
                                            ----------------------------------
                                        Name:      Przemyslaw Krych
                                        Title:     President of the Board

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